                           VARIABLE ANNUITY ACCOUNT C

  RETIREMENT PROGRAM FOR HIGHER EDUCATION -- GROUP VARIABLE ANNUITY CONTRACTS
               ISSUED BY AETNA LIFE INSURANCE AND ANNUITY COMPANY

          AUGUST 15, 1995 SUPPLEMENT TO PROSPECTUS DATED JUNE 13, 1995

The information in this Supplement updates and amends the information contained in the Prospectus dated June 13, 1995 and should be read with that Prospectus.

Effective August 15, 1995, the following Funds have been added as variable funding options available under the Contract. These Funds may not be available to all Plans or in all states.

   Alger American Growth Portfolio      Janus Aspen Balanced Portfolio
   Fidelity Contrafund Portfolio        Janus Aspen Growth Portfolio
   Fidelity Equity-Income Portfolio     Janus Aspen Short-Term Bond Portfolio
   Fidelity Growth Portfolio            Janus Aspen Worldwide Growth Portfolio
   Fidelity Overseas Portfolio

The descriptions of the above Funds are as follows:

  . Alger American Fund -- Alger American Growth Portfolio ("Alger American
    Growth Portfolio") seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization -- present market value per share multiplied by the total number of shares outstanding -- of $1 billion or greater. Income is a consideration in the selection of investments but is not an investment objective.

  . Fidelity Investments' Variable Insurance Products Fund II -- Contrafund
    Portfolio ("Fidelity Contrafund Portfolio") seeks maximum total return over the long term by investing its assets mainly in equity securities of companies that are undervalued or out-of-favor.

  . Fidelity Investments' Variable Insurance Products Fund -- Equity-Income
    Portfolio ("Fidelity Equity-Income Portfolio") seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Fund will also consider the potential for capital appreciation.

  . Fidelity Investments' Variable Insurance Products Fund -- Growth
    Portfolio ("Fidelity Growth Portfolio") seeks to achieve capital appreciation by investing primarily in common stock, although the Fund is not limited to any one type of security.

  . Fidelity Investments' Variable Insurance Products Fund -- Overseas
    Portfolio ("Fidelity Overseas Portfolio") seeks long-term growth of capital primarily through investments in foreign securities (at least 65% from at least three countries outside of North America). International investments such as these involve greater risks than U.S. investments.

  . Janus Aspen Series -- Balanced Portfolio ("Janus Aspen Balanced
    Portfolio") seeks both long-term growth of capital and current income. The Portfolio is designed for investors who want to participate in the equity markets through a more moderate investment than a pure growth fund. Investments in income-producing securities are intended to result in a portfolio that provides a more consistent total return than may be attainable through investing solely in growth stocks. The Portfolio is not designed for investors who desire a consistent level of income.

  . Janus Aspen Series -- Growth Portfolio ("Janus Aspen Growth Portfolio") seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of a large number of issuers of any size. The Portfolio generally emphasizes issuers with large market capitalizations.

Form X91846.00.2                                                  Aetna Ed. 8/95
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  . Janus Aspen Series -- Short-Term Bond Portfolio ("Janus Aspen Short-Term
    Bond Portfolio") seeks as high a level of current income as is consistent with preservation of capital by investing primarily in short- and intermediate-term fixed income securities. The Portfolio will normally maintain a dollar-weighted average portfolio maturity of less than three years, but not exceed five years depending upon its portfolio manager's opinion of prevailing market, financial and economic conditions.

  . Janus Aspen Series -- Worldwide Growth Portfolio ("Janus Aspen Worldwide
    Growth Portfolio") seeks long-term growth of capital by investing primarily in common stocks of companies of foreign and domestic issuers of any size. The portfolio normally invests in issuers from at least five different countries including the United States. International investments involve risks not present in U.S. securities.

FEE TABLE INFORMATION

The following information applies to the above-referenced funds and should be read in conjunction with the Fee Table contained on page 6 of the Prospectus:

  FEE TABLE

  The following information relates to the Mutual Fund Annual Expenses and Hypothetical Illustration for the new investment options. Please also refer to the table of Separate Account Annual Expenses in the fee table in the May 1995 prospectus, which also applies to each new investment option.

  (Except as noted, the following figures are a percentage of average net assets and, except where otherwise indicated, are based on figures for the year ended December 31, 1994).

                                              Investment          Other        Total
                                          Advisory Fees(/1/)  Expenses(/2/)     Fund
                                            (after expense    (after expense   Annual
                                            reimbursement)    reimbursement)  Expenses
                                          ------------------  --------------  --------
   Alger American Growth Portfolio               0.75%             0.11%        0.86%
   Fidelity Contrafund Portfolio(/3/)            0.62%             0.27%        0.89%
   Fidelity Equity-Income Portfolio(/5/)         0.52%             0.06%        0.58%
   Fidelity Growth Portfolio(/5/)                0.62%             0.07%        0.69%
   Fidelity Overseas Portfolio                   0.77%             0.15%        0.92%
   Janus Aspen Balanced Portfolio(/4/)           0.83%             0.74%        1.57%
   Janus Aspen Growth Portfolio(/4/)             0.66%             0.22%        0.88%
   Janus Aspen Short-Term Bond Portfolio(/4/)    0.00%             0.65%        0.65%
   Janus Aspen Worldwide Growth Portfolio(/4/)   0.69%             0.49%        1.18%

   (/1/) Certain of the unaffiliated Fund advisers reimburse the Company for administrative costs incurred in connection with administering the funds as variable funding options under the Contract. These reimbursements are paid out of the investment advisory fees and are not charged to investors.
   (/2/) A Fund's "Other Expenses" include operating costs of the Fund. The deduction of the above expenses are reflected in the Fund's net asset value and are not deducted from the Account Value under the Contract.
   (/3/) This Fund has only limited operating history and therefore the expenses are estimated for the current fiscal year.
   (/4/) The expense figures shown are net of certain expense waivers from Janus
         Capital Corporation. Without such waivers, Investment Advisory Fees, Other Expenses and Total Mutual Fund Annual Expenses for the Portfolios for the fiscal year ended December 31, 1994 would have been: 1.00%, 0.74% and 1.74%, respectively, for Janus Aspen Balanced Portfolio; 1.00%, 0.22% and 1.22%, respectively, for Janus Aspen Growth Portfolio; 0.65%, 0.75% and 1.40%, respectively, for Janus Aspen Short-Term Bond Portfolio; and 1.00%, 0.49% and 1.49%, respectively, for Janus Aspen Worldwide Growth Portfolio.
   (/5/) A portion of the brokerage commissions the Fund paid was used to reduce its expenses. Without this reduction, total operating expenses would have been 0.60% for the Equity-Income Portfolio and 0.70% for the Growth Portfolio.
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 HYPOTHETICAL ILLUSTRATION (EXAMPLE)

 THIS EXAMPLE IS PURELY HYPOTHETICAL. IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR EXPECTED RETURN. ACTUAL EXPENSES AND/OR RETURN MAY BE MORE OR LESS THAN THOSE SHOWN BELOW.

 Whether or not you withdraw or if you annuitize your Account, assuming a 5% annual return on assets, you would have paid the following expenses on a $1,000 investment at the end of the applicable time period:

                                                    1 year   3 years
                                                    ------   -------
 Alger American Growth Portfolio                     $23       $71
 Fidelity Contrafund Portfolio                       $23       $72
 Fidelity Equity-Income Portfolio                    $20       $62
 Fidelity Growth Portfolio                           $21       $65
 Fidelity Overseas Portfolio                         $24       $72
 Janus Aspen Balanced Portfolio                      $30       $92
 Janus Aspen Growth Portfolio                        $23       $71
 Janus Aspen Short-Term Bond Portfolio               $21       $64
 Janus Aspen Worldwide Growth Portfolio              $26       $80

CONDENSED FINANCIAL INFORMATION

There is no condensed financial information for the Funds referenced in this supplement due to these funds not being available under the Contract until August 15, 1995.

FUND INVESTMENT ADVISERS

The following information supplements the table contained on page 14 of the
Prospectus:

 Fund                                     Investment Adviser
 ----                                     ------------------
 Alger American Growth Portfolio          Fred Alger Management, Inc.
 Fidelity Contrafund Portfolio            Fidelity Management & Research Company
 Fidelity Equity-Income Portfolio         Fidelity Management & Research Company
 Fidelity Growth Portfolio                Fidelity Management & Research Company
 Fidelity Overseas Portfolio              Fidelity Management & Research Company
 Janus Aspen Balanced Portfolio           Janus Capital Corporation
 Janus Aspen Growth Portfolio             Janus Capital Corporation
 Janus Aspen Short-Term Bond Portfolio    Janus Capital Corporation
 Janus Aspen Worldwide Growth Portfolio   Janus Capital Corporation

